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      Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-30195 and 33-
21892) of Scientific Technologies Inc. of our report dated
March 3, 2000 appearing on page 26 in this Annual Report on Form 10-K.





PricewaterhouseCoopers, LLP
San Jose, California
March 3, 2000